Offerings - Offering: 1	Jan. 26, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 3,274,786.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 452.25
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 288,722 Shares outstanding (approximately 5.00% of the net assets of the Fund as of December 31, 2025).